Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Endurance International Group Holdings, Inc. for the fiscal quarter ended June 30, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Jeffrey H. Fox, Chief Executive Officer of Endurance International Group Holdings, Inc., hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge on the date hereof:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Endurance International Group Holdings, Inc.

Date: August 5, 2019	By:	/s/ Jeffrey H. Fox
Jeffrey H. Fox Chief Executive Officer (Principal Executive Officer)